UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 31, 2006

SEMCO Energy, Inc.
(Exact name of registrant as specified in its charter)

Michigan	001-15565	38-2144267
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1411 Third Street, Suite A, Port Huron, Michigan	48060
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	810-987-2200

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On October 31, 2006, SEMCO Energy, Inc. (the “Company”) entered into a $55 million unsecured term loan agreement (the “Term Loan Agreement”) with Union Bank of California, N.A.

Under the Term Loan Agreement, the Company is permitted to borrow up to $55 million in a single drawing (the “Term Loan”). The Company’s right to borrow the Term Loan expires 45 days after the closing date, or December 15, 2006. The Term Loan will bear interest at either (i) a base rate plus 0.5%, or (ii) LIBOR plus 1.5% for the first four years that the Term Loan is outstanding and thereafter at either (a) a base rate plus 2.0%, or (b) LIBOR plus 3.0%. The Company may prepay the Term Loan, in whole or in part, without penalty. The Company must repay the Term Loan by June 30, 2016, unless repayment is accelerated as described below or the Term Loan is prepaid in full. The Company will use the proceeds of the Term Loan, together with other cash available to the Company, to refinance the Company’s 8% Senior Notes Due 2016 (the “8% Notes”). The Company expects to borrow the Term Loan on November 29, 2006.

The Term Loan Agreement contains certain covenants by the Company, including limits on the Company’s ability to incur future debts and liens and requirements that the Company maintain a minimum interest coverage ratio, minimum tangible net worth and minimum leverage ratio. Such covenants are consistent with the covenants under the Company’s Second Amended and Restated Credit Agreement, dated as of September 15, 2005, by and among the Company, various financial institutions, and LaSalle Bank Midwest National Association, as Administrative Agent, as amended (the “Credit Agreement”).

The Term Loan Agreement includes customary events of default, including payment defaults, breaches of representations or warranties, cross-defaults to other indebtedness and bankruptcy events. If the Company declares bankruptcy or becomes insolvent, all borrowings outstanding under the Term Loan will become immediately due and payable. If any other event of default occurs, the Administrative Agent may declare all or any part of any outstanding borrowings to be due and payable. Such events of default are consistent with the events of default under the Credit Agreement.

The foregoing summary of the Term Loan Agreement does not purport to be complete and is qualified in its entirety by the full text of the Term Loan Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein. The press release announcing the entry into the Term Loan Agreement is attached hereto as Exhibit 99.1 and is also incorporated by reference herein.

On November 2, 2006, the Company entered into a Second Amendment (the “Amendment”) to the Credit Agreement, which was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on September 19, 2005, and is incorporated by reference herein.

The Amendment amends the Credit Agreement (i) to modify the calculation of the Maximum Leverage Ratio and the Minimum Consolidated Net Worth Ratio to exclude certain charges arising from the implementation of Financial Accounting Statement No. 158, “Employers’ Accounting for Defined Benefit Pensions and Other Postretirement Plans,” and (ii) to permit the Company to obtain securitized accounts receivable financings, subject to certain terms and conditions.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment, which is attached hereto as Exhibit 10.3 and is incorporated by reference herein.

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
Item 3.03	Material Modification to Rights of Security Holders.

In connection with entry into the Term Loan Agreement discussed above under Items 1.01 and 2.03, on November 1, 2006, the Company issued a notice of redemption (the “Redemption Notice”) pursuant to the provisions of the Third Supplemental Indenture dated as of June 15, 2001, between the Company and Bank of New York Trust Company, N.A., as successor to Bank One Trust Company, as trustee, pursuant to which the 8% Notes were issued, which was previously filed as Exhibit 4(a) to the Company’s Current Report on Form 8-K filed with the Commission on June 21, 2001, and is incorporated by reference herein. In the Redemption Notice, the Company indicated that it was exercising its right to redeem on November 30, 2006 (the “Redemption Date”) all $59,494,000 aggregate principal amount of 8% Notes currently outstanding. The redemption price is equal to 100% of the principal amount plus accrued interest to the Redemption Date.

The press release announcing the issuance of the Redemption Notice is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

4.1
Third Supplemental Indenture dated as of June 15, 2001 between the Company and Bank One Trust Company, National Association, as Trustee (incorporated by reference to Exhibit 4(a) to the Company’s Current Report on Form 8-K filed with the Commission on June 21, 2001).

10.1	Term Loan Agreement between the Company and Union Bank of California, N.A., dated October 31, 2006.
10.2
Second Amended and Restated Credit Agreement, dated as of September 15, 2005 by and among the Company, the various financial institutions as party thereto, as lenders, and LaSalle Bank Midwest National Association, as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on September 19, 2005).

10.3
Second Amendment, dated November 2, 2006, to Second Amended and Restated Credit Agreement, dated September 15, 2005, by and among the Company, various financial institutions, and LaSalle Bank Midwest National Association, Administrative Agent.

99.1	Press release dated November 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEMCO Energy, Inc. (Registrant)

Dated: November 2, 2006	By:	/s/ Michael V. Palmeri

Michael V. Palmeri Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX
Form 8-K
October 31, 2006

Filed
Exhibit No.	Description	Herewith	By Reference
4.2.1
Third Supplemental Indenture dated as of June 15, 2001 between the Company and Bank One Trust Company, National Association, as Trustee (incorporated by reference to Exhibit 4(a) to the Company’s Current Report on Form 8-K filed with the Commission on June 21, 2001).
x
10.1	Term Loan Agreement between the Company and Union Bank of California, N.A., dated October 31, 2006.	x
10.2
Second Amended and Restated Credit Agreement, dated as of September 15, 2005 by and among the Company, the various financial institutions as party thereto, as lenders, and LaSalle Bank Midwest National Association, as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on September 19, 2005).
x
10.3
Second Amendment, dated November 2, 2006, to Second Amended and Restated Credit Agreement, dated September 15, 2005, by and among the Company, various financial institutions, and LaSalle Bank Midwest National Association, Administrative Agent.
x
99.1	Press release dated November 1, 2006.	x